Exhibit 99.1

Trump Media, Crypto.com Announce Strategic Partnership

Cronos (CRO) Cryptocurrency
and Crypto.com Digital Wallet Infrastructure to be Integrated on Trump Media Platforms

New Partnership Follows Launch of CRO Digital Asset Treasury

SARASOTA, Fla., Aug. 26, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) ("Trump Media"), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today it has signed a mutual cooperation agreement and a purchase agreement creating a strategic partnership with Crypto.com. According to the mutual cooperation agreement, Trump Media will introduce a rewards system on the Truth Social and Truth+ platforms that uses the Crypto.com digital wallet infrastructure and that adopts the Cronos (CRO) digital currency as a utility token.

Cronos is a high performance, interoperable blockchain designed for speed, scalability, and seamless connectivity between networks, making it a strong foundation for the future American digital economy. It enables low-cost, high-speed smart contract deployment and smooth integration with other major blockchain ecosystems, unlocking widescale adoption of decentralized applications in finance, commerce, and public infrastructure, without the congestion or costs of legacy networks. With its proof-of-authority consensus, robust validator set, and enterprise-grade security, Cronos delivers the performance and reliability needed to power mission-critical applications at scale.

Crypto.com is a long-time supporter of the open-source Cronos blockchain project, and has incorporated the CRO token and the Cronos protocol into various offerings provided to its customer base to provide exposure to blockchains and the benefits in how they operate in a safe, secure, and regulated environment.

The Trump Media-Crypto.com mutual cooperation agreement provides for the following:

●
Trump Media will integrate the CRO token on its Truth Social and Truth+ platforms. In a pioneering initiative, the company will partner with Crypto.com to create an updated rewards system and allow Truth Social and Truth+ users to use Crypto.com’s digital wallet infrastructure to convert gems, earned for participating in various activities across the platforms, into CRO and other benefits.

●	Crypto.com will provide digital wallet infrastructure that will anchor the Truth Social rewards program.
●
Further planned partnership synergies include providing Truth users the ability to pay for subscriptions and services with their Crypto.com CRO balance, and providing free or discounted Truth+ subscriptions for users who open a Crypto.com account.

●	Both companies will co-market the Truth+ platform and the Crypto.com wallet.

The companies’ purchase agreement establishes the following:

●
Trump Media will purchase approximately $105 million in CRO (685,427,004 CRO, representing ~2% of the total CRO market cap as of announcement) for its balance sheet and Crypto.com will purchase $50 million in shares of common stock in Trump Media, both subject to a lockup period.

●	Trump Media will secure its CRO with Crypto.com Custody service, which will enable Trump Media to stake it for additional revenue generation.

Trump Media's CEO and Chairman Devin Nunes said, “After reopening the internet with a free-speech social media platform and building an uncancellable TV streaming service, Trump Media is partnering with the namesake of its industry, Crypto.com, to help make Cronos the utility token of choice around the globe. As the first company to widely implement CRO across social media and TV streaming platforms, Trump Media is proud to be an early adopter of this best-in-class digital network. With its extraordinary transparency and Crypto.com’s wide array of regulatory licenses, we believe CRO is poised to become a foundational network for the next generation of asset exchange and money transfers for a world-leading, digital-first America.”

Crypto.com Co-Founder and CEO Kris Marszalek said, “We are proud to partner with Trump Media, an innovator in digital media, to bring the utility of CRO to the Truth Social platform. This CRO integration is a historic moment for the Cronos blockchain and a testament to the loyal community of builders dedicated to broadening access to the benefits and opportunities of crypto.”

In connection with the purchase and cooperation agreements, DLA Piper LLP (US) served as legal counsel to Trump Media.

This Trump Media-Crypto.com strategic partnership follows the announcement of a newly formed entity, Trump Media Group CRO Strategy, Inc., which has entered into a definitive agreement for a business combination with Yorkville Acquisition Corp (Nasdaq: YORK), a special-purpose acquisition company (SPAC) sponsored by Yorkville Acquisition Sponsor LLC, to form a digital asset treasury company focused on acquisition of CRO.

About Trump Media
The mission of Trump Media is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About Crypto.com
Founded in 2016, Crypto.com is trusted by millions of users worldwide and is the industry leader in regulatory compliance, security and privacy. Our vision is simple: Cryptocurrency in Every Wallet™. Crypto.com is committed to accelerating the adoption of cryptocurrency through innovation and empowering the next generation of builders, creators, and entrepreneurs to develop a fairer and more equitable digital ecosystem.

Additional Information and Where to Find It

Yorkville Acquisition Corp. intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Yorkville Acquisition Corp. and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination.  The definitive proxy statement and other relevant documents will be mailed to shareholders of Yorkville Acquisition Corp. as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus.  Yorkville Acquisition Corp. will also file other documents regarding the Business Combination with the SEC.  This communication does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF YORKVILLE ACQUISITION CORP. AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH YORKVILLE ACQUISITION CORP.’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT YORKVILLE ACQUISITION CORP. AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Yorkville Acquisition Corp., without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Yorkville Acquisition Corp., 1012 Springfield Avenue, Mountainside, New Jersey 07092; e-mail: YORK@mzgroup.us.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Yorkville Acquisition Corp. and its respective directors, executive officers, certain of its shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Yorkville Acquisition Corp.’s shareholders in connection with the Business Combination.  A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Yorkville Acquisition Corp.’s securities are, or will be, contained in Yorkville Acquisition Corp.’s filings with the SEC.  Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Yorkville Acquisition Corp.’s shareholders in connection with the Business Combination, including the names and interests of Yorkville Acquisition Corp.’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Yorkville Acquisition Corp. with the SEC.  Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Yorkville Acquisition Corp., or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.  Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Yorkville Acquisition Corp., including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Yorkville Acquisition Corp. and the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets to be acquired by Yorkville Acquisition Corp., the price and volatility of Cronos, Cronos’ prominence as a digital asset and as the foundation of a new financial system, Yorkville Acquisition Corp.’s listing on any securities exchange, the macro conditions surrounding Cronos, the planned business strategy, plans and use of proceeds, objectives of management for future operations of Yorkville Acquisition Corp. and Trump Media Group CRO Strategy, Inc., the upside potential and opportunity for investors, Yorkville Acquisition Corp.’s and Trump Media Group CRO Strategy, Inc.’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Yorkville Acquisition Corp.’s public shareholders, and Yorkville Acquisition Corp.’s and Trump Media Group CRO Strategy, Inc.’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.  Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Yorkville Acquisition Corp.’s securities; the risk that the Business Combination may not be completed by Yorkville Acquisition Corp.’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Yorkville Acquisition Corp.’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of Yorkville Acquisition Corp.’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Yorkville Acquisition Corp. or the shares of Class A common stock of Yorkville Acquisition Corp.; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Trump Media Group CRO Strategy, Inc. to obtain or maintain the listing of its securities on any securities exchange after closing of the Business Combination; costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Trump Media Group CRO Strategy, Inc.’s anticipated operations and business, including the highly volatile nature of the price of CRO; the risk that Trump Media Group CRO Strategy, Inc.’s stock price will be highly correlated to the price of CRO and the price of CRO may decrease between the signing of the definitive documents for the Business Combination and the closing of the Business Combination or at any time after the closing of the Business Combination; risks related to increased competition in the industries in which Trump Media Group CRO Strategy, Inc. will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding CRO; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, Trump Media Group CRO Strategy, Inc. experiences difficulties managing its growth and expanding operations; the risks that growing Trump Media Group CRO Strategy, Inc.’s validator operations could be difficult; challenges in implementing our business plan including operating a Cronos validator, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Yorkville Acquisition Corp.’s Class A common stock will be listed or by the SEC, which may impact our ability to list Yorkville Acquisition Corp.’s Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Yorkville Acquisition Corp. or others following announcement of the Business Combination, and those risk factors discussed in documents that Yorkville Acquisition Corp filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of Yorkville Acquisition Corp. dated as of June 26, 2025 and filed by Yorkville Acquisition Corp. with the SEC on June 30, 2025, Yorkville Acquisition Corp.’s Quarterly Reports on Form 10-Q, the Registration Statement that will be filed by Yorkville Acquisition Corp. and the Proxy Statement/Prospectus contained therein, and other documents filed by Yorkville Acquisition Corp. from time to time with the SEC.  These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  There may be additional risks that Yorkville Acquisition Corp. presently knows or that Yorkville Acquisition Corp. currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made.  Readers are cautioned not to put undue reliance on forward-looking statements, and Yorkville Acquisition Corp. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.  Yorkville Acquisition Corp. gives no assurance that Yorkville Acquisition Corp. will achieve its expectations.  The inclusion of any statement in this communication does not constitute an admission by Yorkville Acquisition Corp. or any other person that the events or circumstances described in such statement are material.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

press@crypto.com